UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2022 through October 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Reports. Not Applicable. Notices do not incorporate disclosures from the shareholder report.

Annual Report
J.P. Morgan Specialty Funds
October 31, 2023
JPMorgan Research Market Neutral Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets.
Prospective investors should refer to the Fund's prospectuses for a discussion of the Fund's investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
December 14, 2023 (Unaudited)
Dear Shareholder,
While the U.S. economy generally performed well this year, global economic growth has been uneven in the face of elevated interest rates and heightened geopolitical tensions. Equity markets largely outperformed fixed income markets for the twelve months ended October 31, 2023, though rising yields lifted investor demand for certain types of bonds.

"The strong performance of financial
markets in 2023 created wider
differences in equity valuations that
may provide attractive opportunities
for investors. Additionally, interest
rate reductions next year could
benefit high-quality fixed income
investments.”
— Brian S. Shlissel

Inflationary pressures have receded sufficiently so far that the U.S. Federal Reserve declined to raise interest rates since September 2023 and signaled it may reduce rates three times in 2024. Both the European Central Bank and the Bank of England also declined to raise interest rates in the third quarter of 2023. Financial markets largely responded positively to the central banks’ policy stances, though the view that interest rates could remain “higher for longer” appeared to temper investor optimism.
Overall, corporate earnings and revenues within developed markets generally continued to grow through the first three quarters of 2023, though certain surveys indicated many businesses anticipate demand to slow next year. Emerging markets experienced a wider dispersion in economic performance and corporate results, partly due to slower economic growth in China, post-pandemic changes to global supply chains and elevated debt servicing costs.
While some assert that the risk of economic recession has receded in 2023, the risk remains. China’s struggling property sector could further undermine economic growth and spill over to certain commodity exporting nations. Additionally, there is no clear timing with regard to the resolution of the war in Ukraine, which continues to impact global energy and grain supplies. The Israel-Hamas conflict has the potential to both widen militarily and to impact international trade and prices for energy and food. However, financial markets have generally continued to function without major disruptions during the period.
The strong performance of financial markets has created wider differences in equity valuations that may provide attractive opportunities for investors. Additionally, interest rate reductions next year could benefit high-quality fixed income investments.
Our suite of investment solutions seeks to provide investors with the ability to build durable portfolios that meet their financial goals, regardless of macroeconomic and geopolitical uncertainties.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

October 31, 2023	J.P. Morgan Specialty Funds	1

JPMorgan Research Market Neutral Fund
FUND COMMENTARY (AS RESTATED, SEE NOTE 8)
TWELVE MONTHS ENDED October 31, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	10.54%
ICE BofA 3-Month US Treasury Bill Index	4.80%
Net Assets After Future Share Reacquisition Adjustment as of 10/31/2023 (In Thousands)	$225,373
INVESTMENT OBJECTIVE**
The JPMorgan Research Market Neutral Fund (the “Fund”) seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.
HOW DID THE MARKET PERFORM?
Equity markets continued to outperform bond markets during the period, generating positive returns largely due to gains made during the first half of 2023. Following a surge in U.S. equity prices, investors largely sought lower equity valuations in international markets in the second half of the period.
Overall, equities in international developed markets outperformed both emerging market and U.S. equities. Growth stocks and large capitalization stocks largely outperformed value stocks and mid cap and small cap stocks. Within fixed income markets, emerging markets debt and lower-rated bonds in developed markets generally outperformed U.S. Treasuries.
While the U.S. Federal Reserve, the European Central Bank and The Bank of England continued to raise interest rates at regular intervals through the first half of 2023, declining inflationary pressures allowed all three central banks to withhold further increases at the end of the reporting period.
Corporate earnings were generally better-than-expected for most of the period but results for the third quarter of 2023 showed some slowing in earnings and revenue growth. Tight labor markets in the U.S. eased somewhat in the final months of the period and the jobless rate rose to 3.8% in October 2023, which raised investor expectations that inflation would continue to slow.
Global energy prices largely fell during the period amid slowing demand from China and leading industrialized nations. Crude oil prices spiked briefly in September 2023 when Saudi Arabia and Russia extended production cuts and again in early October at the outbreak of the Israel-Hamas conflict. However, global petroleum prices receded by the end of the period as economic data, including U.S. gasoline consumption, continued to indicate slowing global demand.
Notably, financial sector stocks were roiled by the collapse of Silicon Valley Bank in late March 2023, followed closely by the failures of Signature Bank and Credit Suisse. In each case, government regulators moved to prevent the erosion of consumer and investor confidence in the banking system.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the ICE BofA 3-Month US Treasury Bill Index (the “Benchmark”) for the twelve months ended October 31, 2023. The Fund’s allocation to equities drove its outperformance relative to the Benchmark, which is made up of short-term government bonds and includes no equities.
The Fund’s security selection in the media and software & hardware sectors was a leading contributor to absolute performance, while the Fund’s security selection in the industrial cyclical and utilities sectors was a leading detractor from absolute relative performance.
Leading individual contributors to performance included the Fund’s long positions in Meta Platforms Inc., NXP Semiconductors NV and Seagate Technology Holdings PLC. Shares of Meta Platforms, operator of Facebook and other interactive media, rose amid a general surge in large capitalization technology stocks. Shares of NXP Semiconductors, a Dutch semiconductor manufacturer, rose after the company reported consecutive quarters of better-than-expected earnings and revenue amid strong global demand for semiconductors. Shares of Seagate Technology Holdings, a data storage and computer hardware maker based in Ireland, rose after the company reported consecutive quarters of better-than-expected earnings during the period.
Leading individual detractors from relative performance included the Fund’s short positions in Applied Materials Inc., General Electric Co. and Boeing Co. Shares of Applied Materials, a provider of semiconductor manufacturing equipment, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2023 and raised its earnings forecast. Shares of General Electric, an industrial conglomerate, rose after the company reported consecutive quarters of better-than-expected earnings. Shares of Boeing, an aircraft and aerospace manufacturer, rose amid better-than-expected earnings in the second quarter of 2023 and continued demand for aerospace and military hardware during the period.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers aimed to construct a portfolio of long and short positions with a low correlation to the broader market for stocks and bonds. The Fund’s portfolio managers used fundamental research to estimate companies’ long-term earnings forecasts, ranking approximately 600 large and

2	J.P. Morgan Specialty Funds	October 31, 2023

mid-cap stocks into five quintiles. The Fund’s portfolio managers looked to the top quintiles for potential long positions in stocks that they believed were undervalued and the bottom quintiles for potential short positions in stocks that they believed were overvalued.

October 31, 2023	J.P. Morgan Specialty Funds	3

JPMorgan Research Market Neutral Fund
FUND COMMENTARY (AS RESTATED, SEE NOTE 8)
TWELVE MONTHS ENDED October 31, 2023 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Progressive Corp. (The)	1.9%
2.	NXP Semiconductors NV (China)	1.9
3.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	1.7
4.	Meta Platforms, Inc., Class A	1.7
5.	Seagate Technology Holdings plc	1.6
6.	Amazon.com, Inc.	1.5
7.	Mastercard, Inc., Class A	1.4
8.	NVIDIA Corp.	1.4
9.	Howmet Aerospace, Inc.	1.3
10.	Endeavor Group Holdings, Inc., Class A	1.2

TOP TEN SHORT POSITIONS OF THE PORTFOLIO AS OF October 31, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Applied Materials, Inc.	2.9%
2.	Broadcom, Inc.	2.9
3.	Cisco Systems, Inc.	2.4
4.	Microchip Technology, Inc.	2.1
5.	Kroger Co. (The)	2.0
6.	Hewlett Packard Enterprise Co.	1.8
7.	Fox Corp., Class A	1.7
8.	Intel Corp.	1.5
9.	NetApp, Inc.	1.5
10.	Apple, Inc.	1.5

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	18.2%
Financials	14.8
Industrials	8.9
Consumer Discretionary	7.8
Health Care	7.4
Communication Services	6.5
Consumer Staples	3.8
Energy	3.1
Utilities	2.9
Real Estate	1.9
Materials	1.3
Short-Term Investments	23.4

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF October 31, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	22.4%
Financials	18.3
Industrials	16.2
Health Care	9.5
Consumer Staples	7.8
Communication Services	7.7
Consumer Discretionary	6.9
Utilities	4.5
Energy	3.3
Real Estate	2.5
Materials	0.9

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. Morgan Specialty Funds	October 31, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF October 31, 2023 (as restated, See Note 8)

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge *		4.47%	3.86%	2.27%
Without Sales Charge		10.24	4.98	2.82
CLASS C SHARES	November 2, 2009
With CDSC **		8.69	4.46	2.41
Without CDSC		9.69	4.46	2.41
CLASS I SHARES	November 2, 2009	10.54	5.25	3.08

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE (10/31/13 TO 10/31/23) (as restated, See Note 8)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Research Market Neutral Fund and ICE BofA 3-Month US Treasury Bill Index from October 31, 2013 to October 31, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofA 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The ICE BofA 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

October 31, 2023	J.P. Morgan Specialty Funds	5

JPMorgan Research Market Neutral Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (as restated, See Note 8)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions—98.7%
Common Stocks—75.7%
Aerospace & Defense—1.7%
Howmet Aerospace, Inc. (a)	64	2,809
RTX Corp.	14	1,131
		3,940
Air Freight & Logistics — 0.3%
FedEx Corp.	—	96
United Parcel Service, Inc., Class B	4	535
		631
Automobile Components — 0.5%
Aptiv plc *	5	395
Lear Corp.	1	139
Mobileye Global, Inc., Class A (Israel) *	15	539
		1,073
Banks—2.6%
Bank of America Corp.	32	836
Fifth Third Bancorp	61	1,447
First Citizens BancShares, Inc., Class A	1	616
KeyCorp	30	311
Truist Financial Corp.	30	851
Wells Fargo & Co. (a)	46	1,827
		5,888
Beverages — 1.0%
Coca-Cola Co. (The)	7	412
Keurig Dr Pepper, Inc.	4	114
Monster Beverage Corp. *	24	1,241
PepsiCo, Inc.	3	388
		2,155
Biotechnology—3.8%
AbbVie, Inc.	16	2,228
Biogen, Inc. *	6	1,592
BioMarin Pharmaceutical, Inc. *	13	1,068
Regeneron Pharmaceuticals, Inc. *	2	1,620
Sarepta Therapeutics, Inc. *	11	727
Vertex Pharmaceuticals, Inc. * (a)	4	1,434
		8,669
Broadline Retail — 1.5%
Amazon.com, Inc. * (a)	25	3,357
Building Products — 1.1%
Trane Technologies plc	13	2,478
INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — 3.6%
Charles Schwab Corp. (The)	39	2,013
CME Group, Inc.	8	1,613
Morgan Stanley	6	446
Raymond James Financial, Inc.	27	2,567
S&P Global, Inc.	4	1,421
		8,060
Chemicals—0.4%
Air Products and Chemicals, Inc. (a)	2	527
Dow, Inc.	2	90
Linde plc	1	397
		1,014
Commercial Services & Supplies — 0.7%
Waste Connections, Inc.	11	1,475
Communications Equipment — 0.3%
Arista Networks, Inc. *	3	633
Construction Materials — 0.7%
Martin Marietta Materials, Inc.	4	1,594
Consumer Staples Distribution & Retail — 1.1%
Costco Wholesale Corp.	3	1,907
Maplebear, Inc. *	19	465
		2,372
Containers & Packaging — 0.1%
Crown Holdings, Inc.	3	216
Diversified REITs — 0.1%
WP Carey, Inc.	5	283
Electric Utilities — 1.8%
Entergy Corp.	3	328
NextEra Energy, Inc.	18	1,029
PG&E Corp. *	109	1,771
Southern Co. (The)	13	879
		4,007
Electrical Equipment — 0.3%
Eaton Corp. plc	3	723
Electronic Equipment, Instruments & Components — 1.0%
Corning, Inc.	71	1,901
Keysight Technologies, Inc. *	3	414
		2,315
SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. Morgan Specialty Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Energy Equipment & Services — 0.6%
Baker Hughes Co.	18	632
Schlumberger NV	12	636
		1,268
Entertainment — 2.6%
Endeavor Group Holdings, Inc., Class A (a)	120	2,729
Take-Two Interactive Software, Inc. *	7	1,007
Warner Bros Discovery, Inc. *	75	745
Warner Music Group Corp., Class A	42	1,308
		5,789
Financial Services—4.4%
Block, Inc. *	29	1,153
Fidelity National Information Services, Inc.	33	1,625
Fiserv, Inc. * (a)	12	1,382
FleetCor Technologies, Inc. *	7	1,567
Mastercard, Inc., Class A (a)	8	3,192
WEX, Inc. *	6	943
		9,862
Food Products — 0.5%
Hershey Co. (The)	1	115
Mondelez International, Inc., Class A	16	1,060
		1,175
Ground Transportation — 1.7%
Canadian National Railway Co. (Canada)	2	213
CSX Corp.	10	291
Norfolk Southern Corp.	3	575
Old Dominion Freight Line, Inc.	1	470
Uber Technologies, Inc. * (a)	34	1,479
Union Pacific Corp.	2	326
XPO, Inc. *	5	415
		3,769
Health Care Equipment & Supplies — 1.1%
Boston Scientific Corp. *	19	967
Intuitive Surgical, Inc. *	1	429
Stryker Corp.	4	1,020
		2,416
Health Care Providers & Services — 1.3%
Centene Corp. *	3	195
HCA Healthcare, Inc.	1	285
Humana, Inc.	1	220
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — continued
McKesson Corp.	1	502
UnitedHealth Group, Inc. (a)	3	1,744
		2,946
Health Care REITs — 0.0% ^
Ventas, Inc.	1	61
Hotels, Restaurants & Leisure — 2.7%
Booking Holdings, Inc. *	—	265
Chipotle Mexican Grill, Inc. *	1	1,420
Expedia Group, Inc. *	8	778
Hilton Worldwide Holdings, Inc.	4	608
Royal Caribbean Cruises Ltd. *	12	996
Yum! Brands, Inc. (a)	16	1,919
		5,986
Household Products — 0.4%
Church & Dwight Co., Inc.	10	940
Industrial Conglomerates—0.9%
Honeywell International, Inc. (a)	12	2,114
Industrial REITs — 0.2%
Prologis, Inc.	5	482
Insurance—4.1%
Chubb Ltd.	3	714
Globe Life, Inc.	18	2,098
MetLife, Inc.	6	326
Progressive Corp. (The) (a)	27	4,310
Travelers Cos., Inc. (The)	11	1,765
		9,213
Interactive Media & Services—2.5%
Alphabet, Inc., Class A *	6	810
Meta Platforms, Inc., Class A * (a)	13	3,792
Pinterest, Inc., Class A *	35	1,046
		5,648
IT Services — 0.4%
Cognizant Technology Solutions Corp., Class A	4	275
MongoDB, Inc. *	1	275
Snowflake, Inc., Class A *	2	261
		811
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Specialty Funds	7

JPMorgan Research Market Neutral Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (as restated, See Note 8) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Life Sciences Tools & Services — 0.5%
Danaher Corp.	5	915
Thermo Fisher Scientific, Inc.	—	226
		1,141
Machinery — 1.6%
Deere & Co. (a)	4	1,672
Dover Corp.	7	868
Ingersoll Rand, Inc.	17	1,009
		3,549
Media — 1.1%
Charter Communications, Inc., Class A *	2	651
Comcast Corp., Class A	10	429
Liberty Media Corp-Liberty SiriusXM, Class A *	59	1,443
		2,523
Multi-Utilities — 1.1%
CenterPoint Energy, Inc.	24	633
CMS Energy Corp.	12	627
Dominion Energy, Inc.	6	250
Public Service Enterprise Group, Inc.	16	1,007
		2,517
Oil, Gas & Consumable Fuels — 2.5%
Cheniere Energy, Inc.	3	590
ConocoPhillips	7	813
Diamondback Energy, Inc.	5	882
EOG Resources, Inc.	8	1,003
Exxon Mobil Corp.	13	1,344
Marathon Oil Corp.	13	345
Targa Resources Corp.	8	639
		5,616
Personal Care Products — 0.8%
Estee Lauder Cos., Inc. (The), Class A	9	1,242
Kenvue, Inc.	28	516
		1,758
Pharmaceuticals — 0.6%
Bristol-Myers Squibb Co. (a)	19	992
Elanco Animal Health, Inc. *	30	266
		1,258
Professional Services — 0.2%
Booz Allen Hamilton Holding Corp.	4	523
INVESTMENTS	SHARES (000)	VALUE ($000)

Residential REITs — 0.2%
Sun Communities, Inc.	2	221
UDR, Inc.	7	229
		450
Retail REITs — 0.1%
Kimco Realty Corp.	8	138
Semiconductors & Semiconductor Equipment—10.1%
Advanced Micro Devices, Inc. * (a)	22	2,118
Analog Devices, Inc. (a)	16	2,512
ASML Holding NV (Registered), NYRS (Netherlands)	1	744
Marvell Technology, Inc.	11	500
Micron Technology, Inc.	25	1,676
Monolithic Power Systems, Inc.	1	596
NVIDIA Corp. (a)	8	3,096
NXP Semiconductors NV (China) (a)	24	4,170
ON Semiconductor Corp. *	5	295
Qorvo, Inc. *	5	426
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan) (a)	44	3,829
Teradyne, Inc.	10	831
Texas Instruments, Inc.	14	2,059
		22,852
Software—3.4%
Adobe, Inc. *	1	517
Datadog, Inc., Class A *	2	197
Intuit, Inc. (a)	5	2,367
Microsoft Corp. (a)	5	1,669
Oracle Corp.	7	716
PTC, Inc. *	1	205
Roper Technologies, Inc.	2	793
Salesforce, Inc. *	4	824
ServiceNow, Inc. *	1	448
		7,736
Specialized REITs — 1.2%
American Tower Corp.	1	223
Digital Realty Trust, Inc.	20	2,511
		2,734
Specialty Retail—3.1%
AutoNation, Inc. *	4	524
AutoZone, Inc. *	—	864
Best Buy Co., Inc.	19	1,234
SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. Morgan Specialty Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Specialty Retail — continued
Burlington Stores, Inc. *	12	1,472
Lowe's Cos., Inc.	11	2,053
O'Reilly Automotive, Inc. * (a)	1	894
		7,041
Technology Hardware, Storage & Peripherals—2.7%
Dell Technologies, Inc., Class C	27	1,849
Seagate Technology Holdings plc	53	3,620
Western Digital Corp. *	18	710
		6,179
Trading Companies & Distributors — 0.3%
United Rentals, Inc.	1	216
WW Grainger, Inc.	—	377
		593
Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc. *	4	510
Total Common Stocks (Cost $156,817)		170,481
	PRINCIPAL AMOUNT (000)
Short-Term Investments—23.0%
U.S. Treasury Obligations—18.5%
U.S. Treasury Bills
5.33%, 11/7/2023(b)	12,000	11,989
5.39%, 12/5/2023(b)	10,500	10,448
5.39%, 1/4/2024(b)	10,500	10,401
5.41%, 1/11/2024(b)	9,000	8,906
Total U.S. Treasury Obligations (Cost $41,742)		41,744
	SHARES (000)
Investment Companies—4.5%
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.41% (c) (d)(Cost $10,235)	10,232	10,236
Total Short-Term Investments (Cost $51,977)		51,980
Total Long Positions (Cost $208,794)		222,461
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions—(72.7)%
Common Stocks—(72.7)%
Aerospace & Defense — (2.3)%
Boeing Co. (The) *	(9)	(1,593)
General Dynamics Corp.	(5)	(1,186)
Huntington Ingalls Industries, Inc.	(4)	(906)
L3Harris Technologies, Inc.	(2)	(383)
Lockheed Martin Corp.	—	(109)
Northrop Grumman Corp.	(1)	(451)
Spirit AeroSystems Holdings, Inc., Class A *	(21)	(483)
(5,111)
Air Freight & Logistics — (0.5)%
CH Robinson Worldwide, Inc.	(7)	(569)
Expeditors International of Washington, Inc.	(5)	(598)
(1,167)
Automobile Components — (0.2)%
Autoliv, Inc. (Sweden)	(2)	(206)
BorgWarner, Inc.	(5)	(172)
Phinia, Inc.	—	—
(378)
Automobiles — (0.6)%
Ford Motor Co.	(90)	(880)
General Motors Co.	(14)	(385)
Harley-Davidson, Inc.	(3)	(77)
(1,342)
Banks — (1.6)%
Citizens Financial Group, Inc.	(24)	(564)
Comerica, Inc.	(5)	(212)
Huntington Bancshares, Inc.	(119)	(1,145)
M&T Bank Corp.	(5)	(555)
PNC Financial Services Group, Inc. (The)	(9)	(1,073)
(3,549)
Beverages — (0.6)%
Brown-Forman Corp., Class B	(4)	(224)
Molson Coors Beverage Co., Class B	(20)	(1,181)
(1,405)
Biotechnology — (1.8)%
Amgen, Inc.	(6)	(1,525)
Gilead Sciences, Inc.	(20)	(1,541)
Moderna, Inc. *	(13)	(1,020)
(4,086)
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Specialty Funds	9

JPMorgan Research Market Neutral Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (as restated, See Note 8) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Broadline Retail—(0.7)%
eBay, Inc.	(43)	(1,677)
Building Products—(0.6)%
Allegion plc	(2)	(165)
Johnson Controls International plc	(25)	(1,218)
Masco Corp.	(1)	(61)
(1,444)
Capital Markets — (3.9)%
Bank of New York Mellon Corp. (The)	(22)	(928)
BlackRock, Inc.	(1)	(626)
FactSet Research Systems, Inc.	(3)	(1,182)
Franklin Resources, Inc.	(41)	(933)
Goldman Sachs Group, Inc. (The)	(3)	(977)
LPL Financial Holdings, Inc.	(4)	(835)
MSCI, Inc.	(1)	(650)
Nasdaq, Inc.	(30)	(1,502)
Northern Trust Corp.	(3)	(195)
T. Rowe Price Group, Inc.	(10)	(878)
(8,706)
Chemicals — (0.1)%
Westlake Corp.	(2)	(190)
Commercial Services & Supplies — (0.1)%
Waste Management, Inc.	(1)	(171)
Communications Equipment—(2.6)%
Cisco Systems, Inc.	(74)	(3,865)
Juniper Networks, Inc.	(78)	(2,104)
(5,969)
Consumer Finance — (1.1)%
American Express Co.	(3)	(517)
Discover Financial Services	(4)	(311)
Synchrony Financial	(57)	(1,602)
(2,430)
Consumer Staples Distribution & Retail—(3.5)%
Dollar General Corp.	(3)	(323)
Kroger Co. (The)	(71)	(3,196)
Sysco Corp.	(35)	(2,343)
Walgreens Boots Alliance, Inc.	(40)	(851)
Walmart, Inc.	(8)	(1,265)
(7,978)
INVESTMENTS	SHARES (000)	VALUE ($000)

Containers & Packaging — (0.5)%
Ball Corp.	(3)	(134)
International Paper Co.	(31)	(1,061)
(1,195)
Diversified Telecommunication Services — (0.9)%
AT&T, Inc.	(45)	(691)
Verizon Communications, Inc.	(37)	(1,304)
(1,995)
Electric Utilities — (3.0)%
American Electric Power Co., Inc.	(19)	(1,456)
Edison International	(17)	(1,073)
Eversource Energy	(21)	(1,110)
Exelon Corp.	(19)	(720)
FirstEnergy Corp.	(40)	(1,424)
Xcel Energy, Inc.	(15)	(902)
(6,685)
Electrical Equipment—(0.8)%
Acuity Brands, Inc.	(9)	(1,501)
Hubbell, Inc.	(1)	(229)
Rockwell Automation, Inc.	(1)	(169)
(1,899)
Energy Equipment & Services — (0.3)%
Halliburton Co.	(17)	(680)
Entertainment — (0.8)%
Electronic Arts, Inc.	(15)	(1,858)
Financial Services—(2.8)%
Corebridge Financial, Inc.	(11)	(223)
Global Payments, Inc.	(8)	(850)
PayPal Holdings, Inc. *	(23)	(1,204)
Toast, Inc., Class A *	(30)	(476)
Voya Financial, Inc.	(27)	(1,784)
Western Union Co. (The)	(165)	(1,868)
(6,405)
Food Products — (1.5)%
Campbell Soup Co.	(29)	(1,179)
General Mills, Inc.	(17)	(1,111)
Kraft Heinz Co. (The)	(33)	(1,033)
(3,323)
Gas Utilities — (0.3)%
National Fuel Gas Co.	(13)	(662)
SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. Morgan Specialty Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Ground Transportation — (0.4)%
Heartland Express, Inc.	(24)	(281)
JB Hunt Transport Services, Inc.	(2)	(270)
Werner Enterprises, Inc.	(8)	(287)
(838)
Health Care Equipment & Supplies — (0.4)%
Abbott Laboratories	(2)	(219)
Dentsply Sirona, Inc.	(12)	(358)
Medtronic plc	(5)	(317)
(894)
Health Care Providers & Services — (0.7)%
Henry Schein, Inc. *	(12)	(785)
Quest Diagnostics, Inc.	(6)	(746)
(1,531)
Hotels, Restaurants & Leisure—(1.0)%
Carnival Corp. *	(29)	(334)
Starbucks Corp.	(22)	(2,022)
(2,356)
Household Durables — (0.5)%
DR Horton, Inc.	(3)	(331)
Mohawk Industries, Inc. *	(4)	(275)
NVR, Inc. *	—	(81)
PulteGroup, Inc.	(6)	(443)
(1,130)
Industrial Conglomerates — (0.5)%
3M Co.	(13)	(1,221)
Insurance — (4.0)%
Aflac, Inc.	(15)	(1,141)
Allstate Corp. (The)	(17)	(2,152)
American International Group, Inc.	(7)	(420)
Aon plc, Class A	(3)	(792)
Arthur J Gallagher & Co.	(3)	(801)
Hartford Financial Services Group, Inc. (The)	(3)	(230)
Kinsale Capital Group, Inc.	(1)	(297)
Marsh & McLennan Cos., Inc.	(3)	(599)
Principal Financial Group, Inc.	(13)	(894)
Prudential Financial, Inc.	(1)	(94)
Ryan Specialty Holdings, Inc. *	(15)	(636)
WR Berkley Corp.	(13)	(898)
(8,954)
INVESTMENTS	SHARES (000)	VALUE ($000)

Interactive Media & Services — (0.6)%
Alphabet, Inc., Class C *	(5)	(669)
Snap, Inc., Class A *	(36)	(358)
ZoomInfo Technologies, Inc. *	(19)	(247)
(1,274)
IT Services — (1.4)%
Accenture plc, Class A	(2)	(551)
DXC Technology Co. *	(12)	(254)
EPAM Systems, Inc. *	(4)	(777)
Infosys Ltd. (India)	(25)	(416)
International Business Machines Corp.	(6)	(850)
Shopify, Inc. (Canada), Class A *	(7)	(318)
(3,166)
Life Sciences Tools & Services — (1.4)%
Agilent Technologies, Inc.	(7)	(715)
Bruker Corp.	(9)	(491)
Illumina, Inc. *	(4)	(436)
Mettler-Toledo International, Inc. *	—	(424)
Waters Corp. *	(4)	(991)
(3,057)
Machinery—(3.1)%
Caterpillar, Inc.	(1)	(273)
Donaldson Co., Inc.	(32)	(1,823)
IDEX Corp.	(5)	(984)
Illinois Tool Works, Inc.	(10)	(2,126)
PACCAR, Inc.	(8)	(681)
Stanley Black & Decker, Inc.	(14)	(1,178)
(7,065)
Media—(3.3)%
Fox Corp., Class A	(90)	(2,747)
Interpublic Group of Cos., Inc. (The)	(40)	(1,129)
Omnicom Group, Inc.	(26)	(1,988)
Paramount Global, Class B	(149)	(1,618)
(7,482)
Metals & Mining — (0.1)%
Freeport-McMoRan, Inc.	(5)	(167)
Office REITs — (0.2)%
Alexandria Real Estate Equities, Inc.	(2)	(184)
Orion Office REIT, Inc.	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Specialty Funds	11

JPMorgan Research Market Neutral Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF October 31, 2023 (as restated, See Note 8) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Office REITs — continued
SL Green Realty Corp.	(5)	(157)
Vornado Realty Trust	(9)	(169)
(510)
Oil, Gas & Consumable Fuels—(2.1)%
APA Corp.	(10)	(384)
Coterra Energy, Inc.	(23)	(620)
Devon Energy Corp.	(9)	(407)
Enbridge, Inc. (Canada)	(26)	(845)
Kinder Morgan, Inc.	(38)	(622)
Marathon Petroleum Corp.	(2)	(342)
ONEOK, Inc.	(5)	(329)
Valero Energy Corp.	(5)	(623)
Williams Cos., Inc. (The)	(17)	(597)
(4,769)
Passenger Airlines — (0.6)%
American Airlines Group, Inc. *	(62)	(687)
Delta Air Lines, Inc.	(6)	(200)
Southwest Airlines Co.	(20)	(444)
(1,331)
Pharmaceuticals—(2.6)%
Catalent, Inc. *	(7)	(238)
Eli Lilly & Co.	(3)	(1,914)
Johnson & Johnson	(6)	(843)
Merck & Co., Inc.	(13)	(1,351)
Pfizer, Inc.	(39)	(1,192)
Zoetis, Inc.	(3)	(427)
(5,965)
Professional Services — (2.2)%
Automatic Data Processing, Inc.	(2)	(529)
Ceridian HCM Holding, Inc. *	(20)	(1,276)
Equifax, Inc.	(1)	(210)
Paychex, Inc.	(9)	(1,024)
Paycom Software, Inc.	(5)	(1,099)
Robert Half, Inc.	(8)	(605)
Verisk Analytics, Inc.	(1)	(174)
(4,917)
Residential REITs — (0.1)%
AvalonBay Communities, Inc.	—	(84)
Equity LifeStyle Properties, Inc.	(3)	(184)
(268)
INVESTMENTS	SHARES (000)	VALUE ($000)

Retail REITs — (0.9)%
NNN REIT, Inc.	(13)	(480)
Simon Property Group, Inc.	(15)	(1,595)
(2,075)
Semiconductors & Semiconductor Equipment—(8.3)%
Applied Materials, Inc.	(36)	(4,772)
Broadcom, Inc.	(5)	(4,676)
Intel Corp.	(68)	(2,469)
KLA Corp.	(4)	(1,785)
Lam Research Corp.	(2)	(1,035)
Microchip Technology, Inc.	(49)	(3,498)
QUALCOMM, Inc.	(3)	(376)
(18,611)
Software — (0.5)%
Palantir Technologies, Inc., Class A *	(25)	(367)
UiPath, Inc., Class A *	(42)	(649)
(1,016)
Specialized REITs — (0.6)%
Extra Space Storage, Inc.	(4)	(368)
Iron Mountain, Inc.	(15)	(910)
(1,278)
Specialty Retail — (1.3)%
CarMax, Inc. *	(4)	(219)
Home Depot, Inc. (The)	(7)	(2,135)
Williams-Sonoma, Inc.	(3)	(468)
(2,822)
Technology Hardware, Storage & Peripherals — (3.5)%
Apple, Inc.	(14)	(2,377)
Hewlett Packard Enterprise Co.	(194)	(2,982)
NetApp, Inc.	(33)	(2,421)
Xerox Holdings Corp.	(6)	(76)
(7,856)
Textiles, Apparel & Luxury Goods — (0.7)%
NIKE, Inc., Class B	(12)	(1,249)
VF Corp.	(20)	(289)
(1,538)
SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. Morgan Specialty Funds	October 31, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Trading Companies & Distributors — (0.6)%
Fastenal Co.	(24)	(1,371)
Total Common Stocks (Proceeds $(180,341))		(163,767)
Total Short Positions (Proceeds $(180,341))		(163,767)
Total Investments—26.0% (Cost $28,453)		58,694
Other Assets Less Liabilities—70.0%		157,612
Net Assets—96.0%		216,306
Future share reacquisition adjustment—4.0%		9,067
Net assets after future share reacquisition adjustment— 100.0%		225,373

Percentages indicated are based on net assets after future share reacquisition adjustment.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ADR	American Depositary Receipt
NYRS	New York Registry Shares
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is $29,972 and $161,903, respectively.
(b)	The rate shown is the effective yield as of October 31, 2023.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of October 31, 2023.
Futures contracts outstanding as of October 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
S&P 500 E-Mini Index	(13)	12/15/2023	USD	(2,738)	198

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Specialty Funds	13

STATEMENT OF ASSETS AND LIABILITIES (as restated, See Note 8)
AS OF October 31, 2023
(Amounts in thousands, except per share amounts)

JPMorgan Research Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$212,225
Investments in affiliates, at value	10,236
Deposits at broker for futures contracts	424
Deposits at broker for securities sold short	161,903
Receivables:
Investment securities sold	1,320
Fund shares sold	146
Interest from non-affiliates	784
Dividends from non-affiliates	99
Dividends from affiliates	76
Class Action proceeds	1,308
Due from Adviser	82
Total Assets	388,603
LIABILITIES:
Payables:
Securities sold short, at value	163,767
Dividend expense to non-affiliates on securities sold short	169
Investment securities purchased	996
Fund shares redeemed	468
Variation margin on futures contracts	22
Accrued liabilities:
Investment advisory fees	50
Administration fees	6
Distribution fees	6
Service fees	45
Custodian and accounting fees	7
Trustees’ and Chief Compliance Officer’s fees	— (a)
Prior period taxes due	82
Due to shareholders upon reprocessing	6,607
Other	72
Total Liabilities	172,297
Net Assets	216,306
Future share reacquisition adjustment	9,067
Net assets after future share reacquisition adjustment	$225,373

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. Morgan Specialty Funds	October 31, 2023

JPMorgan Research Market Neutral Fund
NET ASSETS:
Paid-in-Capital	$217,743
Total distributable earnings (loss)	(1,437)
Net Assets	216,306
Future share reacquisition adjustment	9,067
Net Assets after future share reacquisition adjustment	$225,373
Net Assets after future share reacquisition adjustment:
Class A	$23,101
Class C	1,762
Class I	200,510
Total	$225,373
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,702
Class C	147
Class I	13,751
Net Asset Value (a):
(after future share reacquisition adjustment)
Class A — Redemption price per share	$13.56
Class C — Offering price per share (b)	12.00
Class I — Offering and redemption price per share	14.58
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$14.31
Cost of investments in non-affiliates	$198,559
Cost of investments in affiliates	10,235
Proceeds from securities sold short	180,341

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Specialty Funds	15

STATEMENT OF OPERATIONS (as restated, See Note 8)
FOR THE YEAR ENDED October 31, 2023
(Amounts in thousands)

JPMorgan Research Market Neutral Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$687
Interest income from non-affiliates on securities sold short	5,936
Dividend income from non-affiliates	1,817
Dividend income from affiliates	1,277
Total investment income	9,717
EXPENSES:
Investment advisory fees	609
Administration fees	131
Distribution fees:
Class A	55
Class C	12
Service fees:
Class A	55
Class C	4
Class I	376
Custodian and accounting fees	42
Professional fees	74
Trustees’ and Chief Compliance Officer’s fees	26
Printing and mailing costs	36
Registration and filing fees	62
Transfer agency fees (See Note 2.H.)	8
Tax expense	82
Dividend expense to non-affiliates on securities sold short	3,394
Other	10
Total expenses	4,976
Less fees waived	(291)
Less expense reimbursements	(84)
Net expenses	4,601
Net investment income (loss)	5,116
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,904
Investments in affiliates	5
Futures contracts	(182)
Securities sold short	(3,997)
Net realized gain (loss)	(2,270)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	3,919
Investments in affiliates	(1)
Futures contracts	199
Securities sold short	10,375
Change in net unrealized appreciation/depreciation	14,492
Net realized/unrealized gains (losses)	12,222
Change in net assets resulting from operations	$17,338
SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Specialty Funds	October 31, 2023

STATEMENTS OF CHANGES IN NET ASSETS (as restated, See Note 8)
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Research Market Neutral Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,116	$(655)
Net realized gain (loss)	(2,270)	863
Change in net unrealized appreciation/depreciation	14,492	(3,440)
Change in net assets resulting from operations	17,338	(3,232)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	44,172	68,370
NET ASSETS:
Change in net assets	61,510	65,138
Beginning of period	154,796	89,658
End of period	216,306	154,796
Future share reacquisition adjustment	9,067	6,425
End of period after future share reacquisition adjustment	$225,373	$161,221
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Specialty Funds	17

STATEMENTS OF CHANGES IN NET ASSETS (as restated, See Note 8)
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Research Market Neutral Fund
	Year Ended October 31, 2023	Year Ended October 31, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$7,679	$8,418
Cost of shares redeemed	(7,148)	(4,910)
Change in net assets resulting from Class A capital transactions	531	3,508
Class C
Proceeds from shares issued	355	521
Cost of shares redeemed	(262)	(222)
Change in net assets resulting from Class C capital transactions	93	299
Class I
Proceeds from shares issued	144,273	119,488
Cost of shares redeemed	(100,725)	(54,925)
Change in net assets resulting from Class I capital transactions	43,548	64,563
Total change in net assets resulting from capital transactions	$44,172	$68,370
SHARE TRANSACTIONS:
Class A
Issued	609	683
Redeemed	(554)	(395)
Change in Class A Shares	55	288
Class C
Issued	33	48
Redeemed	(23)	(20)
Change in Class C Shares	10	28
Class I
Issued	10,434	9,115
Redeemed	(7,253)	(4,127)
Change in Class I Shares	3,181	4,988
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Specialty Funds	October 31, 2023

THIS PAGE IS INTENTIONALLY LEFT BLANK

19

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginnng of period *	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Research Market Neutral Fund
Class A
Year Ended October 31, 2023 (as restated, See Note 8)	$12.30	$0.34	$0.84	$1.18	$—
Year Ended October 31, 2022 (as restated, See Note 8)	12.63	(0.10)	(0.32)	(0.42)	—
Year Ended October 31, 2021 (as restated, See Note 8)	13.23	(0.21)	0.41	0.20	(0.91)
Year Ended October 31, 2020 (as restated, See Note 8)	13.26	(0.20)	1.51	1.31	(1.49)
Year Ended October 31, 2019 (as restated, See Note 8)	14.32	(0.03)	0.41	0.38	(1.45)
Class C
Year Ended October 31, 2023 (as restated, See Note 8)	10.94	0.25	0.77	1.02	—
Year Ended October 31, 2022 (as restated, See Note 8)	11.29	(0.14)	(0.30)	(0.44)	—
Year Ended October 31, 2021 (as restated, See Note 8)	11.97	(0.25)	0.41	0.16	(0.91)
Year Ended October 31, 2020 (as restated, See Note 8)	12.20	(0.23)	1.36	1.13	(1.49)
Year Ended October 31, 2019 (as restated, See Note 8)	13.35	(0.09)	0.39	0.30	(1.45)
Class I
Year Ended October 31, 2023 (as restated, See Note 8)	13.19	0.41	0.75	1.16	—
Year Ended October 31, 2022 (as restated, See Note 8)	13.51	(0.06)	(0.53)	(0.59)	—
Year Ended October 31, 2021 (as restated, See Note 8)	14.03	(0.20)	0.46	0.26	(0.91)
Year Ended October 31, 2020 (as restated, See Note 8)	13.96	(0.19)	1.00	0.81	(1.49)
Year Ended October 31, 2019 (as restated, See Note 8)	14.96	— (f)	0.43	0.43	(1.45)

*	Net asset value per share has been calculated after future share reacquisition adjustment for the impacted periods.
**	Amount presented after future share reacquisition adjustment.
(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)

	October 31, 2023 (as restated, See note 8)	October 31, 2022 (as restated, See note 8)	October 31, 2021 (as restated, See note 8)	October 31, 2020 (as restated, See note 8)	October 31, 2019 (as restated, See note 8)
Net expenses (excluding dividend and interest expense for securities sold short)
Class A	0.90%	0.90%	0.92%	1.06%	1.21%
Class C	1.39	1.39	1.41	1.58	1.71
Class I	0.64	0.64	0.66	0.75	0.95
Expenses without waivers and reimbursements (excluding dividend and interest expense for securities sold short)
Class A	1.07	1.08	1.14	1.44	1.61
Class C	1.55	1.57	1.64	1.93	2.07
Class I	0.81	0.82	0.87	1.11	1.31

(e)	Interest expense on securities sold short is 0.16%.
(f)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Specialty Funds	October 31, 2023

		Ratios/Supplemental data
				Ratios to average net assets
Future share reacquistion adjustment	Net asset value, end of period *	Total return (excludes sales charge)(b)	Net assets, end of period (000's) **	Net expenses (including dividend expense for securities sold short)(c)(d)	Net investment income (loss)	Expenses without waivers and reimbursements (including dividend expense for securities sold short)(d)	Portfolio turnover rate (excluding securities sold short)	Portfolio turnover rate (including securities sold short)

$0.08	$13.56	10.24%	$23,101	2.84%	2.69%	3.01%	92%	232%
0.09	12.30	(2.61)	20,259	2.72	(0.84)	2.90	100	252
0.11	12.63	2.67	17,161	2.92 (e)	(1.71)	3.14	119	307
0.15	13.23	12.39	18,509	3.18	(1.53)	3.56	224	531
0.01	13.26	2.92	14,442	3.66	(0.24)	4.06	125	356

0.04	12.00	9.69	1,762	3.33	2.20	3.50	92	232
0.09	10.94	(3.10)	1,504	3.21	(1.30)	3.39	100	252
0.07	11.29	2.25	1,233	3.44 (e)	(2.22)	3.67	119	307
0.13	11.97	11.76	1,982	3.70	(1.94)	4.04	224	531
—	12.20	2.42	3,774	4.19	(0.73)	4.55	125	356

0.23	14.58	10.54	200,510	2.55	2.98	2.72	92	232
0.27	13.19	(2.37)	139,458	2.41	(0.47)	2.59	100	252
0.13	13.51	3.10	75,401	2.69 (e)	(1.50)	2.90	119	307
0.75	14.03	12.49	123,114	2.87	(1.39)	3.23	224	531
0.02	13.96	3.21	28,014	3.40	0.03	3.76	125	356
SEE NOTES TO FINANCIAL STATEMENTS.

October 31, 2023	J.P. Morgan Specialty Funds	21

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following is a separate fund of the Trust (the "Fund") covered by this report:
	Classes Offered	Diversification Classification
JPMorgan Research Market Neutral Fund	Class A, Class C and Class I	Diversified
The investment objective of the Fund is to seek to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund's prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Fund.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments— Investments are valued in accordance with GAAP and the Fund's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations. Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Fund on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Fund. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAV of the Fund is calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Fund's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

22	J.P. Morgan Specialty Funds	October 31, 2023

•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following table represents each valuation input as presented on the Schedule of Portfolio Investments ("SOI"):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$170,481	$—	$—	$170,481
Short-Term Investments
Investment Companies	10,236	—	—	10,236
U.S. Treasury Obligations	—	41,744	—	41,744
Total Short-Term Investments	10,236	41,744	—	51,980
Total Investments in Securities	$180,717	$41,744	$—	$222,461
Liabilities
Common Stocks	$(163,767)	$—	$—	$(163,767)
Total Liabilities for Securities Sold Short	$(163,767)	$—	$—	$(163,767)
Appreciation in Other Financial Instruments
Futures Contracts	$198	$—	$—	$198
B. Restricted Securities— Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Fund.
As of October 31, 2023, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.
C. Securities Lending — The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Fund retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.
The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that

October 31, 2023	J.P. Morgan Specialty Funds	23

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.
The Fund did not lend out any securities during the year ended October 31, 2023.
D. Investment Transactions with Affiliates— The Fund invested in an Underlying Fund advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund's distributions may be reinvested into the Underlying Fund. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the year ended October 31, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at October 31, 2023	Shares at October 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 5.41% (a) (b)	$30,961	$301,413	$322,142	$5	$(1)	$10,236	10,232	$1,277	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of October 31, 2023.
E. Futures Contracts—The Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Fund also used index futures contracts to more effectively manage the long and short equity exposures in the portfolio. The Fund also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.
The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
The table below discloses the volume of the futures contracts activity during the year ended October 31, 2023:

Futures Contracts:
Average Notional Balance Short	$(4,921)
Ending Notional Balance Short	(2,738)

24	J.P. Morgan Specialty Funds	October 31, 2023

F. Short Sales — The Fund engaged in short sales as part of their normal investment activities. In a short sale, the Fund sells securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.
The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund's custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statement of Assets and Liabilities. Securities segregated as collateral are denoted on the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statement of Operations.
The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statement of Operations as Dividend expense to non-affiliates on securities sold short. The Fund is obligated to pay the broker interest accrued on short positions while the position is outstanding. Interest expense on short positions is reported as Interest expense to non-affiliates on securities sold short on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.
The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.
As of October 31, 2023, the Fund had outstanding short sales as listed on its SOI.
G. Security Transactions and Investment Income— Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short are recorded on the ex-dividend date or when the Fund first learns of the dividend.
To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
H. Allocation of Income and Expenses— Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Fund for the year ended October 31, 2023 are as follows:
	Class A	Class C	Class I	Total
Transfer agency fees	$3	$— (a)	$5	$8

(a)	Amount rounds to less than one thousand.

October 31, 2023	J.P. Morgan Specialty Funds	25

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
I. Federal Income Taxes— The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund's tax positions for all open tax years and has determined that as of October 31, 2023, no liability for Federal income tax is required in the Fund's financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
J. Distributions to Shareholders— Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts (as restated, see Note 8):
Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$1,115	$26	$(1,141)
The reclassifications for the Fund relate primarily to tax adjustments on certain investments and tax treatment of securities litigation payments received.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee— Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.35% of the Fund's average daily net assets.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee— Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund's average daily net assets, plus 0.050% of the Fund's average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund's average daily net assets between $20 billion and $25 billion, plus 0.010% of the Fund's average daily net assets in excess of $25 billion. For the year ended October 31, 2023, the effective rate was 0.075% of the Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Fund's sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees— Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund's principal underwriter and promotes and arranges for the sale of the Fund's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Class I Shares of the Fund do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
Class A	Class C
0.25%	0.75%

26	J.P. Morgan Specialty Funds	October 31, 2023

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2023, JPMDS retained the following:
Front-End Sales Charge	CDSC
$2	$—
D. Service Fees— The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
Class A	Class C	Class I
0.25%	0.25%	0.25%
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees— JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.
F. Waivers and Reimbursements— The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:
Class A	Class C	Class I
0.95%	1.45%	0.69%
The expense limitation agreement was in effect for the year ended October 31, 2023 and are in place until at least February 29, 2024.
For the year ended October 31, 2023, the Fund's service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.
Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total
$132	$88	$8	$228
Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.
The amount of these waivers resulting from investments in these money market funds for the year ended October 31, 2023 was $63.
JPMIM voluntarily agreed to reimburse the Fund for the Trustee Fees paid to one of the interested Trustees and prior period tax expenses related to the error discussed in Note 8. For the year ended October 31, 2023 the amounts of these reimbursements were $2 and $82, respectively (as restated, see Note 8).

October 31, 2023	J.P. Morgan Specialty Funds	27

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
G. Other— Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended October 31, 2023, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended October 31, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
$181,256	$124,646	$198,282	$132,723
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at October 31, 2023 were as follows:
Aggregate Cost*	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$37,608	$33,522	$12,239	$21,283

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to certain derivatives and wash sale loss deferrals.
As of October 31, 2023, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$4,822	$(27,749)	$21,242
The cumulative timing differences primarily consist of tax adjustments on certain derivatives and wash sale loss deferrals.
At October 31, 2023, the Fund had net capital loss carryforwards, which are available to offset future realized gains:
Capital Loss Carryforward Character
Short-Term
$27,749 *

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381-384.

28	J.P. Morgan Specialty Funds	October 31, 2023

6. Borrowings
The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II ("JPM II") and may be relied upon by the Fund because the Fund and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Fund had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended October 31, 2023.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 29, 2024.
The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended October 31, 2023.
The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater on the day of the borrowing, of the federal funds effective rate, or the Adjusted Daily Simple SOFR Rate. Prior to August 9, 2022, interest associated with any borrowing under the Credit Facility was charged to the borrowing fund at a rate of interest equal to the Applicable Margin, plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). Effective August 8, 2023, the Credit Facility was amended and restated for a term of 364 days, unless extended.
The Fund did not utilize the Credit Facility during the year ended October 31, 2023.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.
As of October 31, 2023, the Fund had three individual shareholders and/or non-affiliated omnibus accounts each owning more than 10% of the Fund's outstanding shares, and collectively owning 59.1% of the Fund's outstanding shares.
Significant shareholder transactions by these shareholders may impact the Fund's performance and liquidity.
As of October 31, 2023, the Fund pledged a significant portion of its assets to Citigroup Global Markets, Inc. for securities sold short. For the Fund, deposits at broker for securities sold short, as noted on the Statement of Assets and Liabilities, are held at Citigroup Global Markets, Inc.
LIBOR was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Fund's loans, notes, derivatives and other instruments or investments comprising some or all of the Fund's investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Fund's investments may have transitioned from LIBOR or will transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational issues for the Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Fund and its investments.

October 31, 2023	J.P. Morgan Specialty Funds	29

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
The Fund is subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of any future pandemic or other global event to business and market conditions may have a significant negative impact on the performance of the Fund's investments, increase the Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund's investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
8. Restatement
Subsequent to the issuance of the October 31, 2023 financial statements, management identified a material error in accounting for the receipt of class action litigation payments, which resulted in an understatement of the Fund’s net assets, realized gain and investment income beginning on March 12, 2015. As of April 29, 2019, the error became material. In accordance with the Fund’s NAV error correction policy, the Fund intends to reprocess shareholder transactions effected from April 29, 2019 through July 17, 2024, (the “Error Period”), which will include adjusting existing shareholder accounts to remove excess shares attributable to purchases made during the Error Period. The Fund’s Adviser will be responsible for any shortfall to the Fund to the extent reprocessing is not completed for any applicable purchases during the Error Period. In addition, the Fund’s Adviser will reimburse the Fund for any additional expenses as a result of this reprocessing.
The accompanying financial statements of the Fund for the year ended October 31, 2023 have been restated from amounts previously reported to correct the error. The following information presents the previously reported and corrected information on each of the impacted financial statements. The schedule of portfolio investments was required to be restated to reflect the impact of the restatement in net assets; there was no impact on fair value or cost of investments as previously reported.
STATEMENT OF ASSETS AND LIABILITIES
AS OF October 31, 2023
(Amounts in thousands, except per share amounts)
	Previously Reported	Adjustments	As Restated
Assets:
Interest from non-affiliates	$669	$115	$784
Class Action proceeds	—	1,308	1,308
Due from Adviser	—	82	82
Total Assets	387,098	1,505	388,603
Liabilities:
Prior period taxes due	—	82	82
Due to shareholders upon reprocessing	—	6,607	6,607
Total Liabilities	165,608	6,689	172,297
Net Assets	221,490	(5,184)	216,306
Future share reacquisition adjustment	—	9,067	9,067
Net Assets after future share reacquisition adjustment	$—	$225,373	$225,373
NET ASSETS:
Paid-in-Capital	223,234	(5,491)	217,743
Total distributable earnings (loss)	(1,744)	307	(1,437)
Net Assets	221,490	(5,184)	216,306
Future share reacquisition adjustment	—	9,067	9,067
Net Assets after future share reacquisition adjustment	$ —	$225,373	$225,373
Net Assets after future share reacquisition adjustment:
Class A	$22,702	$399	$23,101
Class C	1,730	32	1,762
Class I	197,058	3,452	200,510
Total	$221,490	$3,883	$225,373

30	J.P. Morgan Specialty Funds	October 31, 2023

	Previously Reported	Adjustments	As Restated
Net Asset Value (a):
(after future share reacquisition adjustment)
Class A — Redemption price per share	$13.33	$0.23	$13.56
Class C — Offering price per share (b)	11.79	0.21	12.00
Class I — Offering and redemption price per share	14.33	0.25	14.58
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$14.07	$0.24	$14.31
___________________________
(a) Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b) Redemption price for Class C Shares varies based upon length of time the shares are held.

As presented above, in order to correct the Fund’s net assets under the Fund’s NAV correction policy, the Fund has recorded a future share reacquisition adjustment to net assets. This amount represents the value of shares the Fund has a unilateral right to reacquire through reprocessing for the Error Period and is estimated by using the corrected NAV at each reprocessing date based on the subscription and redemption information currently available. The Fund’s Adviser will be responsible for any shortfall to the Fund to the extent reprocessing is not completed for any applicable purchases during the Error Period.

STATEMENT OF OPERATIONS
For the year ended October 31, 2023
(Amounts in thousands)

	Previously Reported	Adjustments	As Restated
INVESTMENT INCOME:
Interest income from non-affiliates	$624	$63	$687
Total investment income	9,654	63	9,717

EXPENSES:
Tax expense	—	82	82
Total expenses	4,894	82	4,976
Less expense reimbursements	(2)	(82)	(84)
Net investment income (loss)	5,053	63	5,116

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,748	156	1,904
Net realized gain (loss)	(2,426)	156	(2,270)
Net realized/unrealized gains (losses)	12,066	156	12,222
Change in net assets resulting from operations	$17,119	$219	$17,338
STATEMENT OF CHANGES IN NET ASSETS
For the year ended October 31, 2023
(Amounts in thousands)
	Previously Reported	Adjustments	As Restated
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,053	$63	$5,116
Net realized gain (loss)	(2,426)	156	(2,270)
Change in net assets resulting from operations	17,119	219	17,338

October 31, 2023	J.P. Morgan Specialty Funds	31

NOTES TO FINANCIAL STATEMENTS
AS OF October 31, 2023 (continued)
(Dollar values in thousands)
	Previously Reported	Adjustments	As Restated

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	46,025	(1,853)	44,172

NET ASSETS:
Change in net assets	63,144	(1,634)	61,510
Beginning of period	158,346	(3,550)	154,796
End of period	221,490	(5,184)	216,306
Future share reacquisition adjustment	—	9,067	9,067
End of period after future share reacquisition adjustment	$—	$225,373	$225,373

CAPITAL TRANSACTIONS:
Class A
Cost of shares redeemed	$(7,025)	$(123)	$(7,148)
Change in net assets resulting from Class A capital transactions	654	(123)	531

Class C
Cost of shares redeemed	(257)	(5)	(262)
Change in net assets resulting from Class C capital transactions	98	(5)	93

Class I
Cost of shares redeemed	(99,000)	(1,725)	(100,725)
Change in net assets resulting from Class I capital transactions	45,273	(1,725)	43,548
Total change in net assets resulting from capital transactions	$46,025	$(1,853)	$44,172
STATEMENT OF CHANGES IN NET ASSETS
For the year ended October 31, 2022
(Amounts in thousands)
	Previously Reported	Adjustments	As Restated
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(669)	$14	$(655)
Net realized gain (loss)	841	22	863
Change in net assets resulting from operations	(3,268)	36	(3,232)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	69,424	(1,054)	68,370

NET ASSETS:
Change in net assets	66,156	(1,018)	65,138
Beginning of period	92,190	(2,532)	89,658
End of period	158,346	(3,550)	154,796
Future share reacquisition adjustment	—	6,425	6,425
End of period after future share reacquisition adjustment	$—	$161,221	$161,221

CAPITAL TRANSACTIONS:
Class A
Cost of shares redeemed	$(4,824)	$(86)	$(4,910)
Change in net assets resulting from Class A capital transactions	3,594	(86)	3,508

32	J.P. Morgan Specialty Funds	October 31, 2023

	Previously Reported	Adjustments	As Restated

Class C
Cost of shares redeemed	(218)	(4)	(222)
Change in net assets resulting from Class C capital transactions	303	(4)	299

Class I
Cost of shares redeemed	(53,961)	(964)	(54,925)
Change in net assets resulting from Class I capital transactions	65,527	(964)	64,563
Total change in net assets resulting from capital transactions	$69,424	$(1,054)	$68,370

October 31, 2023	J.P. Morgan Specialty Funds	33

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED
(Dollar values in thousands)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period *	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Future share reacquisition adjustment

Class A (As Previously Reported)
Year Ended October 31, 2023	$12.08	$0.34	$0.91	$1.25	$—	$—
Year Ended October 31, 2022	12.41	(0.10)	(0.23)	(0.33)	—	—
Year Ended October 31, 2021	13.01	(0.21)	0.52	0.31	(0.91)	—
Year Ended October 31, 2020	13.11	(0.20)	1.59	1.39	(1.49)	—
Year Ended October 31, 2019	14.29	(0.04)	0.31	0.27	(1.45)	—
Adjustment
Year Ended October 31, 2023	0.22	—	(0.07)	(0.07)	—	0.08
Year Ended October 31, 2022	0.22	—	(0.09)	(0.09)	—	0.09
Year Ended October 31, 2021	0.22	—	(0.11)	(0.11)	—	0.11
Year Ended October 31, 2020	0.15	—	(0.08)	(0.08)	—	0.15
Year Ended October 31, 2019	0.03	0.01	0.10	0.11	—	0.01
Class A (As Restated)
Year Ended October 31, 2023	12.30	0.34	0.84	1.18	—	0.08
Year Ended October 31, 2022	12.63	(0.10)	(0.32)	(0.42)	—	0.09
Year Ended October 31, 2021	13.23	(0.21)	0.41	0.20	(0.91)	0.11
Year Ended October 31, 2020	13.26	(0.20)	1.51	1.31	(1.49)	0.15
Year Ended October 31, 2019	14.32	(0.03)	0.41	0.38	(1.45)	0.01

34	J.P. Morgan Specialty Funds	October 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net Asset value, end of period *	Total return (excludes sales charge)(b)	Net assets, end of period (000's) **	Net expenses (including dividend expense for securities sold short)(c)	Net expenses (excluding dividend and interest expense for sescurities sold short)	Expenses without waivers and reimbursements (including dividend expense for securities sold short)	Expenses without waivers and reimbursements (excluding dividend and interest expense for sescurities sold short)	Net investment income (loss)

$13.33	10.35%	$22,702	2.89%	0.91%	3.07%	1.09%	2.65%
12.08	(2.66)	19,898	2.77	0.92	2.95	1.10	(0.86)
12.41	2.72	16,867	2.99 (d)	0.93	3.22	1.16	(1.77)
13.01	11.97	18,205	3.23	1.08	3.61	1.46	(1.57)
13.11	2.01	14,276	3.69	1.22	4.09	1.62	(0.26)

0.23	(0.11)	399	(0.05)	(0.01)	(0.06)	(0.02)	0.04
0.22	0.05	361	(0.05)	(0.02)	(0.05)	(0.02)	0.02
0.22	(0.05)	294	(0.07)	(0.01)	(0.08)	(0.02)	0.06
0.22	0.42	304	(0.05)	(0.02)	(0.05)	(0.02)	0.04
0.15	0.91	166	(0.03)	(0.01)	(0.03)	(0.01)	0.02

13.56	10.24	23,101	2.84	0.90	3.01	1.07	2.69
12.30	(2.61)	20,259	2.72	0.90	2.90	1.08	(0.84)
12.63	2.67	17,161	2.92 (d)	0.92	3.14	1.14	(1.71)
13.23	12.39	18,509	3.18	1.06	3.56	1.44	(1.53)
13.26	2.92	14,442	3.66	1.21	4.06	1.61	(0.24)

*	Net asset value per share has been calculated after future share reacquisition adjustment for the impacted periods.
**	Amount presented after future share reacquisition adjustment
(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Interest expense on securities sold short is 0.16%.

October 31, 2023	J.P. Morgan Specialty Funds	35

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)
(Dollar values in thousands)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period *	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Future share reacquisition adjustment

Class C (As Previously Reported)
Year Ended October 31, 2023	$10.74	$0.24	$0.81	$1.05	$—	$—
Year Ended October 31, 2022	11.09	(0.14)	(0.21)	(0.35)	—	—
Year Ended October 31, 2021	11.77	(0.25)	0.48	0.23	(0.91)	—
Year Ended October 31, 2020	12.06	(0.23)	1.43	1.20	(1.49)	—
Year Ended October 31, 2019	13.32	(0.10)	0.29	0.19	(1.45)	—
Adjustment
Year Ended October 31, 2023	0.20	0.01	(0.04)	(0.03)	—	0.04
Year Ended October 31, 2022	0.20	—	(0.09)	(0.09)	—	0.09
Year Ended October 31, 2021	0.20	—	(0.07)	(0.07)	—	0.07
Year Ended October 31, 2020	0.14	—	(0.07)	(0.07)	—	0.13
Year Ended October 31, 2019	0.03	0.01	0.10	0.11	—	—
Class C (As Restated)
Year Ended October 31, 2023	10.94	0.25	0.77	1.02	—	0.04
Year Ended October 31, 2022	11.29	(0.14)	(0.30)	(0.44)	—	0.09
Year Ended October 31, 2021	11.97	(0.25)	0.41	0.16	(0.91)	0.07
Year Ended October 31, 2020	12.20	(0.23)	1.36	1.13	(1.49)	0.13
Year Ended October 31, 2019	13.35	(0.09)	0.39	0.30	(1.45)	—

36	J.P. Morgan Specialty Funds	October 31, 2023

		Ratios/Supplemental data
			Ratios to average net assets
Net Asset Value, end of period *	Total return (excludes sales charge)(b)	Net assets, end of period (000's) **	Net expenses (including dividend expense for securities sold short)(c)	Net expenses (excluding dividend and interest expense for securities sold short)	Expenses without waivers and reimbursements (including dividend expense for securities sold short)	Expenses without waivers and reimbursements (excluding dividend and interest expense for sescurities sold short)	Net investment income (loss)

11.79	9.78	$1,730	3.39%	1.41%	3.56%	1.58%	2.16%
10.74	(3.16)	1,476	3.27	1.41	3.46	1.60	(1.31)
11.09	2.29	1,211	3.49 (d)	1.43	3.73	1.67	(2.25)
11.77	11.36	1,949	3.75	1.60	4.10	1.95	(2.00)
12.06	1.52	3,731	4.20	1.73	4.56	2.09	(0.74)

0.21	(0.09)	32	(0.06)	(0.02)	(0.06)	(0.03)	0.04
0.20	0.06	28	(0.06)	(0.02)	(0.07)	(0.03)	0.01
0.20	(0.04)	22	(0.05)	(0.02)	(0.06)	(0.03)	0.03
0.20	0.40	33	(0.05)	(0.02)	(0.06)	(0.02)	0.06
0.14	0.90	43	(0.01)	(0.02)	(0.01)	(0.02)	0.01

12.00	9.69	1,762	3.33	1.39	3.50	1.55	2.20
10.94	(3.10)	1,504	3.21	1.39	3.39	1.57	(1.30)
11.29	2.25	1,233	3.44 (d)	1.41	3.67	1.64	(2.22)
11.97	11.76	1,982	3.70	1.58	4.04	1.93	(1.94)
12.20	2.42	3,774	4.19	1.71	4.55	2.07	(0.73)

*	Net asset value per share has been calculated after future share reacquisition adjustment for the impacted periods.
**	Amount presented after future share reacquisition adjustment.
(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Interest expense on securities sold short is 0.16%.

October 31, 2023	J.P. Morgan Specialty Funds	37

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)
(Dollar values in thousands)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period *	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Future share reacquisition adjustment

Class I (As Previously Reported)
Year Ended October 31, 2023	$12.96	$0.40	$0.97	$1.37	$—	$—
Year Ended October 31, 2022	13.28	(0.06)	(0.26)	(0.32)	—	—
Year Ended October 31, 2021	13.82	(0.20)	0.57	0.37	(0.91)	—
Year Ended October 31, 2020	13.80	(0.19)	1.70	1.51	(1.49)	—
Year Ended October 31, 2019	14.93	— (e)	0.32	0.32	(1.45)	—
Adjustment
Year Ended October 31, 2023	0.23	0.01	(0.22)	(0.21)	—	0.23
Year Ended October 31, 2022	0.23	—	(0.27)	(0.27)	—	0.27
Year Ended October 31, 2021	0.21	—	(0.11)	(0.11)	—	0.13
Year Ended October 31, 2020	0.16	—	(0.70)	(0.70)	—	0.75
Year Ended October 31, 2019	0.03	—	0.11	0.11	—	0.02
Class I (As Restated)
Year Ended October 31, 2023	13.19	0.41	0.75	1.16	—	0.23
Year Ended October 31, 2022	13.51	(0.06)	(0.53)	(0.59)	—	0.27
Year Ended October 31, 2021	14.03	(0.20)	0.46	0.26	(0.91)	0.13
Year Ended October 31, 2020	13.96	(0.19)	1.00	0.81	(1.49)	0.75
Year Ended October 31, 2019	14.96	— (e)	0.43	0.43	(1.45)	0.02

38	J.P. Morgan Specialty Funds	October 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net Asset value, end of period *	Total return (excludes sales charge)(b)	Net assets, end of period (000's) **	Net expenses (including dividend expense for securities sold short)(c)	Net expenses (excluding dividend and interest expense for securities sold short)	Expenses without waivers and reimbursements (including dividend expense for securities sold short)	Expenses without waivers and reimbursements (excluding dividend and interest expense for securities sold short)	Net investment income (loss)

$14.33	10.57%	$197,058	2.60%	0.65%	2.77%	0.82%	2.95%
12.96	(2.41)	136,972	2.45	0.65	2.64	0.84	(0.48)
13.28	3.01	74,112	2.74 (d)	0.68	2.95	0.89	(1.50)
13.82	12.26	121,285	2.91	0.76	3.28	1.13	(1.42)
13.80	2.27	27,694	3.43	0.96	3.79	1.32	0.01

0.25	(0.03)	3,452	(0.05)	(0.01)	(0.05)	(0.01)	0.03
0.23	0.04	2,486	(0.04)	(0.01)	(0.05)	(0.02)	0.01
0.23	0.09	1,289	(0.05)	(0.02)	(0.05)	(0.02)	—
0.21	0.23	1,829	(0.04)	(0.01)	(0.05)	(0.02)	0.03
0.16	0.94	320	(0.03)	(0.01)	(0.03)	(0.01)	0.02

14.58	10.54	200,510	2.55	0.64	2.72	0.81	2.98
13.19	(2.37)	139,458	2.41	0.64	2.59	0.82	(0.47)
13.51	3.10	75,401	2.69 (d)	0.66	2.90	0.87	(1.50)
14.03	12.49	123,114	2.87	0.75	3.23	1.11	(1.39)
13.96	3.21	28,014	3.40	0.95	3.76	1.31	0.03

*	Net asset value per share has been calculated after future share reacquisition adjustment for the impacted periods.
**	Amount presented after future share reacquisition adjustment.
(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Interest expense on securities sold short is 0.16%.
(e)	Amount rounds to less than $0.005.
Capital Accounts Reclassifications
	Previously Reported	Adjustments	As Restated
Paid-in-Capital	$ —	1,115	$1,115

Accumulated undistributed (distributions in excess of) net investment income	$44	(18)	$26

Accumulated net realized gains (losses)	$(44)	(1,097)	$(1,141)
9. Subsequent Event
In connection with the reissuance of the financial statements, Management has evaluated subsequent events through the date the financial statements were available to be reissued.
As of July 26, 2024, the Fund has received approximately $1,423 in cash for the class action proceeds payments and related interest outlined in Note 8 and an additional $56 of interest earned subsequent to October 31, 2023.

October 31, 2023	J.P. Morgan Specialty Funds	39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Research Market Neutral Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Research Market Neutral Fund (one of the funds constituting JPMorgan Trust I, referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Restatement of Previously Issued Financial Statements
As discussed in Note 8 to the financial statements, the Fund has restated its October 31, 2023 financial statements to correct an error.
/s/ PricewaterhouseCoopers LLP
New York, New York
December 21, 2023, except for the effects of the restatements discussed in Note 8 to the financial statements, as to which the date is July 26, 2024
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

40	J.P. Morgan Specialty Funds	October 31, 2023

TRUSTEES
(Unaudited)
The Fund's Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	170	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	170	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	170	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	170
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	170	None

October 31, 2023	J.P. Morgan Specialty Funds	41

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	170	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	170
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	170
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	170	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	170	None
Marilyn McCoy (1948); Trustee since 1999.	Retired; Vice President of Administration and Planning, Northwestern University (1985-2023).	170	None

42	J.P. Morgan Specialty Funds	October 31, 2023

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	170
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	170	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	170
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	170	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	170	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board's current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (170 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

October 31, 2023	J.P. Morgan Specialty Funds	43

TRUSTEES
(Unaudited) (continued)
**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

44	J.P. Morgan Specialty Funds	October 31, 2023

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Managing Director, J.P. Morgan Investment Management Inc. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962) Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. Mr. House has been with J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. Mr. Mannarino has been with J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.

October 31, 2023	J.P. Morgan Specialty Funds	45

OFFICERS
(Unaudited) (continued)
Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

46	J.P. Morgan Specialty Funds	October 31, 2023

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2023, and continued to hold your shares at the end of the reporting period, October 31, 2023.
Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Research Market Neutral Fund
Class A
Actual	$1,000.00	$1,046.30	$15.11	2.93%
Hypothetical	1,000.00	1,010.43	14.85	2.93
Class C
Actual	1,000.00	1,043.50	17.67	3.43
Hypothetical	1,000.00	1,007.91	17.36	3.43
Class I
Actual	1,000.00	1,048.20	13.53	2.62
Hypothetical	1,000.00	1,012.00	13.29	2.62

*	Expenses are equal to each Class’ respective annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

October 31, 2023	J.P. Morgan Specialty Funds	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and at each meeting considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements. The Board also met for the specific purpose of considering investment advisory agreement annual renewals. The Board held meetings June 20-21, 2023 and August 8-10, 2023, at which the Trustees considered the continuation of the investment advisory agreement for the Fund, whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 10, 2023.
As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from J.P. Morgan Investment Management Inc. (the “Adviser”). This information included the Fund’s performance as compared to the performance of its peers and benchmark and analyses by the Adviser of the Fund’s performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (the “independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received, and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk and performance return assessments as compared to the Fund’s objectives, benchmarks, and peers. Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Fund, and independent legal counsel to the Trustees, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Fund throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. Among other things, the Trustees considered:
•  The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
•  The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund, including personnel changes, if any;
•  The investment strategy for the Fund, and the infrastructure supporting the portfolio management teams;
•  Information about the structure and distribution strategy for the Fund and how it fits within the Adviser’s other fund offerings within the J.P. Morgan Funds complex;
•  The administration services provided by the Adviser in its role as Administrator;
•  Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Fund and in the financial industry generally;

48	J.P. Morgan Specialty Funds	October 31, 2023

•  The overall reputation and capabilities of the Adviser and its affiliates;
•  The commitment of the Adviser to provide high quality service to the Fund;
•  Their overall confidence in the Adviser’s integrity; and
•  The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to the Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.
The Trustees also considered that JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Adviser, and the Adviser earn fees from the Fund for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for the Fund, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees considered that the J.P. Morgan Funds' operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so. The Trustees also considered the benefit to the Adviser and its affiliates from allocating client assets to the Fund.
Economies of Scale
The Trustees considered the extent to which the Fund may benefit from potential economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Fund has implemented contractual expense limitations and fee waivers (“Fee Caps”), which allow the Fund’s shareholders to share potential economies of scale from the Fund’s inception and that the fees remain fair and reasonable relative to peer funds. The Trustees considered the benefits to the Fund of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Fund. The Trustees further considered the Adviser's and JPMDS's ongoing investments in their business in support of the Fund, including the Adviser's and/or JPMDS's investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Fund, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels, was reasonable. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and from the Adviser’s reinvestment in its

October 31, 2023	J.P. Morgan Specialty Funds	49

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)
operations to serve the Fund and its shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Fund.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about the Fund’s performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Fund in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe comprised of funds’ selected share classes with the same Broadridge investment classification and objective (the “Universe”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in the Fund’s Universe, and noted that Universe quintile rankings were not calculated if the number of funds in the Universe did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant, and also considered the special analysis prepared for certain Funds by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:
The Trustees noted that the Research Market Neutral Fund’s performance for Class A shares was in the fourth, first and first quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively. The Trustees noted that the performance for Class I shares was in the fifth, third and first quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2022, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds’ selected share classes in the Universe, as well as a subset of funds within the Universe (the “Peer Group”). The Trustees recognized that Broadridge reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund, and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Trustees considered the Fee Caps currently in place for the Fund, the net advisory fee rate and net expense ratio for each share class, taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:
The Trustees noted that the Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile of the Universe. Broadridge did not calculate quintile rankings for the Peer Group for Class A shares of this Fund due to the limited number of funds in the Peer Group. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile of both the Peer Group and Universe.

50	J.P. Morgan Specialty Funds	October 31, 2023

After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was fair and reasonable in light of the services provided to the Fund.

October 31, 2023	J.P. Morgan Specialty Funds	51

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
○Social Security number and account balances
○transaction history and account transactions
○checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions? Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?	We collect your personal information, for example, when you:
○open an account or provide contact information
○give us your account information or pay us by check
○make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
○sharing for affiliates’ everyday business purposes – information about your creditworthiness
○affiliates from using your information to market to you
○sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
○J.P. Morgan Funds doesn’t jointly market.

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Fund.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund's Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Effective January 24, 2023, the SEC adopted rule and form amendments that will result in changes to the design and delivery of shareholder reports of mutual funds and ETFs, requiring them to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund's website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. October 2023.
AN-SPEC-1023

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The Audit committee financial experts are Gary L. French, Kathleen M. Gallagher, Raymond Kanner and Lawrence R. Maffia, each of whom is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for the purposes of the audit committee financial expert determination.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES
2023 – $625,893
2022 – $837,633

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES
2023 – $105,514
2022 – $152,543

Audit-related fees consists of security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2023 – $153,757
2022 – $235,368

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2023 and 2022, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2023 – Not applicable
2022 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the

“Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2023 – 0.0%
2022 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2022 - $31.9 million
2021 - $30.8 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

Not applicable.

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1)

That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

(2)	The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

(3)	Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

(4)	The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and

(5)	Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the original filing date of this report, that the Registrant’s disclosure controls and procedures were reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate, to allow timely decisions regarding required disclosure. Subsequent to the period covered by this report, an error was identified regarding the untimely recognition of certain class action proceeds that resulted in a restatement of the financial statements for JPMorgan Research Market Neutral Fund (the “Fund”) to correct the impacts of the error for the year ended October 31, 2023 and certain prior fiscal years. Due to the error, a material weakness exists in the design of internal controls relating to the Fund’s monitoring of class action claims filed by the class action administrator (on behalf of the Fund) and reconciliation of class action claim disbursements from the class action administrator to ensure complete, accurate and timely receipt of class action claims by the Fund.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Subsequent to the identification of the error described above, management has developed a plan to remediate the material weakness described herein. A reconciliation will be established to ensure the timely recording of class action proceeds. Other than this item, there were no other changes in the Registrant’s internal control over financial reporting that occurred during period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2), exactly as set forth below:

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(2) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
July 26, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
July 26, 2024

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
July 26, 2024